SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 26, 2002



                               CLARK/BARDES, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


              000-24769                               52-2103926
      (Commission File Number)             (I.R.S. Employer Identification No.)

     102 SOUTH WYNSTONE DRIVE
     NORTH BARRINGTON, ILLINOIS                         60010
(Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (847) 304-5800





                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 26, 2002, Clark/Bardes, Inc. (the "Company") announced that its wholly owned subsidiary, Clark/Bardes Consulting, Inc. ("CBC"), completed its acquisition of all of the outstanding membership interests of Long, Miller & Associates, LLC ("LMA"). The acquisition was effected pursuant to a Membership Interest Purchase Agreement (the "Purchase Agreement") among the Company, CBC, LMA and the members of LMA. Further details of this acquisition are contained in the Purchase Agreement, which was filed as an exhibit to the Company's September 30, 2002 Form 10-Q filed on November 14, 2002 with the Securities and Exchange Commission, and the press release issued by the Company on November 26, 2002 as filed as an exhibit to the Form 8-K filed on November 27, 2002 with the Securities and Exchange Commission. The information set forth in the press release is incorporated herein by reference and constitutes a part of this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          The Independent Auditor's Report dated January 10, 2002 and the following audited financial statements of Long, Miller & Associates, LLC are included herein:

          i.   Independent Auditor's Report;

          ii.  Balance Sheets as of December 31, 2001 and 2000;

          iii. Statements of Income for the years ended December 31, 2001, 2000 and 1999;

          iv. Statements of Changes in Members' Equity for the years ended December 31, 2001, 2000 and 1999;

          v. Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999; and

          vi.  Notes to Financial Statements as of December 31, 2001.

          The following unaudited financial statements of Long, Miller & Associates, LLC are included herein:

          i.   Balance Sheets as of September 30, 2002; and

          ii. Statements of Income for the nine months ended September 30, 2002.

     (b)  Pro Forma Financial Information.

          The following unaudited pro forma financial statements of the Company are included herein:

          i. Unaudited Pro Forma Balance Sheets as of September 30, 2002 and December 31, 2001; and

          ii. Unaudited Pro Forma Statements of Income for the periods ended September 30, 2002 and December 31, 2001.

                         REPORT OF INDEPENDENT AUDITORS

The Members
Long, Miller & Associates, L.L.C.

     We have audited the accompanying balance sheets of Long, Miller & Associates, L.L.C. (the Company) as of December 31, 2001 and 2000, and the related statements of income, changes in members' equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Long, Miller & Associates, L.L.C. at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



                                             /s/ Ernst & Young LLP
                                             -----------------------------------

January 10, 2002

                        LONG, MILLER & ASSOCIATES, L.L.C.
                                 BALANCE SHEETS


                                                            DECEMBER 31
                                                       2001             2000
                                                    -----------     ----------
ASSETS
Current assets:
Cash and cash equivalents........................   $ 6,408,678     $ 5,398,718
   Accounts receivable...........................    11,031,096       8,761,892
   Current portion of purchased rights...........       466,067         466,067
   Prepaid expenses and other assets.............       785,346         407,843
                                                    -----------     -----------
Total current assets.............................    18,691,187      15,034,520

Furniture and equipment, net.....................       838,442         683,167
Purchased rights, net............................     5,592,800       6,058,866
                                                    -----------     -----------
Total assets.....................................   $25,122,429     $21,776,553

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
   Accounts payable..............................   $   894,836     $   280,067
   Commissions and fees..........................     4,068,829       2,756,611
                                                    -----------     -----------
Total liabilities................................     4,963,665       3,036,678

Commitments and contingent liabilities...........            --              --

Members' equity:
   Contributed capital...........................     7,313,860       7,313,860
   Distributable equity from earnings............    12,844,904      11,426,015
                                                    -----------     -----------
Total members' equity............................    20,158,764      18,739,875
                                                    -----------     -----------
Total liabilities and members' equity............   $25,122,429     $21,776,553
                                                    ===========     ===========

See accompanying notes.

                        LONG, MILLER & ASSOCIATES, L.L.C.
                              STATEMENTS OF INCOME

                                                           YEAR ENDED DECEMBER 31
                                                     2001           2000         1999
                                                  -----------   -----------   -----------
Revenues
Gross revenues................................... $65,831,442   $61,937,933   $50,200,794
Commission expenses.............................. (18,011,712)  (16,960,345)  (12,660,501)
                                                  -----------   -----------   -----------
Net revenues.....................................  47,819,730    44,977,588    37,540,293

OPERATING EXPENSES
Salaries and benefits............................   2,699,658     2,852,112     2,199,607
Travel...........................................   1,195,439     1,242,019     1,014,253
Amortization of purchased rights.................     466,067       466,067            --
Contract and professional services...............     447,101       466,693       640,496
Office rent......................................     266,283       200,584       151,842
Depreciation.....................................     252,710       152,750       121,091
Supplies.........................................     170,182       133,296        99,371
Other............................................     647,083       512,299       534,233
                                                  -----------   -----------   -----------
   Total operating expenses......................   6,144,523     6,025,820     4,760,893
                                                  -----------   -----------   -----------

Operating income.................................  41,675,207    38,951,768    32,779,400

Interest income..................................     170,957       232,697       177,272
Interest expense.................................          --       (23,219)      (63,174)
                                                  -----------   -----------   -----------
Net interest income..............................     170,957       209,478       114,098
                                                  -----------   -----------   -----------
NET INCOME....................................... $41,846,164   $39,161,246   $32,893,498
                                                  ===========   ===========   ===========


See accompanying notes.

                        LONG, MILLER & ASSOCIATES, L.L.C.
                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY


                                                                 DISTRIBUTABLE
                                                   CONTRIBUTED    EQUITY FROM    TOTAL MEMBERS'
                                                     CAPITAL       EARNINGS         EQUITY
                                                  ------------   -------------   --------------
Balances at December 31, 1999....................  $7,313,860     $12,197,159    $19,511,019
   Net income....................................          --      39,161,246     39,161,246
   Equity distributions..........................          --     (39,932,390)   (39,932,390)
                                                   ----------     -----------    -----------
Balances at December 31, 2000....................   7,313,860      11,426,015     18,739,875
   Net income....................................          --      41,846,164     41,846,146
   Equity distributions..........................          --     (40,427,275)   (40,427,275)
                                                   ----------     -----------    -----------
Balances at December 31, 2001....................  $7,313,860     $12,844,904    $20,158,764
                                                   ==========     ===========    ===========

See accompanying notes.

                        LONG, MILLER & ASSOCIATES, L.L.C.
                            STATEMENTS OF CASH FLOWS


                                                             YEAR ENDED DECEMBER 31
                                                       2001         2000           1999
                                                   -----------  ------------    -----------
Operating activities

Net income.......................................  $41,846,164   $39,161,246    $32,893,498
Adjustments to reconcile net income to net cash
   provided by operating activities:
Depreciation and amortization....................      718,775       618,817        121,091
Change in accounts receivable....................   (2,269,204)   (1,921,705)    (3,473,247)
Change in prepaid expenses and other assets......     (377,503)     (171,883)      (235,000)
Change in accounts payable.......................      614,769        96,746         36,438
Change in commissions and fees...................    1,312,218       294,074      1,754,776
                                                   -----------   -----------    -----------
Net cash provided by operating activities........   41,845,219    38,077,295     31,097,556

INVESTING ACTIVITIES
Investment in purchased rights...................           --            --     (6,991,000)
Purchases of furniture and equipment.............     (407,984)     (490,491)      (143,657)
                                                   -----------   -----------    -----------
Net cash used in investing activities............     (407,984)     (490,491)    (7,134,657)
                                                   -----------   -----------    -----------

FINANCING ACTIVITIES
Principal payments to former member..............           --      (411,781)      (371,826)
Capital Contributions............................           --            --      7,098,620
Distribution of equity...........................  (40,427,275)  (39,932,390)   (23,740,583)
                                                   -----------   -----------    -----------
Net cash used in financing activities............  (40,427,275)  (40,344,171)   (17,013,789)
                                                   -----------   -----------    -----------

Net (decrease) increase in cash and cash
   equivalents...................................    1,009,960    (2,757,367)     6,949,110
Cash and cash equivalents, beginning of period...    5,398,718     8,156,085      1,206,975
                                                   -----------   -----------    -----------
Cash and cash equivalents, end of period.........  $ 6,408,678   $ 5,398,718    $ 8,156,085
                                                   ===========   ===========    ===========

Supplemental cash flows information:
Interest paid....................................  $        --   $    23,219    $    63,174
                                                   ===========   ===========    ===========


See accompanying notes.


                                       7


                        LONG, MILLER & ASSOCIATES, L.L.C.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1.   NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Long, Miller & Associates, L.L.C. (the Company), is a firm that specializes in the design, distribution and administration of corporate life insurance products, primarily for financial institutions. These life insurance products are underwritten by major insurance carriers. The Company is a limited liability company and has eight member-managers, including seven individuals and one corporation.

REVENUE AND EXPENSE RECOGNITION

Gross revenues include compensation paid to the Company by life insurance carriers for the design, distribution and administration of corporate life insurance products, as well as certain servicing fees. The Company generally recognizes first year revenues from sales when the application or binder agreement is completed, the premium is paid and the policy effective date has been established. Renewal revenues are recognized on the related policy anniversary date.

Commissions and fees payable to outside parties involved in selling the corporate life insurance products, if any, are recognized at the same time as the first year or renewal revenues.

PURCHASED RIGHTS

In 1999, the Company purchased the rights to certain renewal revenues from outside parties. The amounts paid for these rights are capitalized as purchased rights and will be amortized over a fifteen-year period on a straight-line basis. The amounts are classified in the accompanying balance sheets based on the amortization period.

FURNITURE AND EQUIPMENT

Furniture and equipment is stated at cost less accumulated depreciation.
Furniture, fixtures and office equipment, and computer and networking equipment are depreciated using accelerated methods over estimated useful lives of five to seven years. Leasehold improvements are depreciated using a straight-line method over the remaining period of the lease.

INCOME TAXES

There are no tax considerations reflected in the financial statements as all income is distributed and taxed directly to the members.

MEMBERS' EQUITY

Contributed capital represents the members' capital accounts. Distributable equity from earnings is the accumulated accrual-based income to be distributed to the members.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual amounts could differ from those estimates.

2.   CASH AND CASH EQUIVALENTS

Cash represents cash in accounts with depository institutions and cash equivalents represent all highly liquid investments with a maturity of three months or less when purchased. Cash equivalents are reported at cost, which is considered to approximate fair value.

                                       8


The Company's cash balance includes $19,111 and $17,091 at December 31, 2001 and
2000, respectively, held on behalf of clients. A corresponding liability is included in accounts payable.

3.   ACCOUNTS RECEIVABLE

The accounts receivable balance includes $10,982,651 and $8,723,708 at December
31, 2001 and 2000, respectively, representing revenues to be received by the Company from insurance carriers. Receivables are recorded when the criteria for revenue recognition discussed in Note 1 have been met and amounts are based on provisions in the binder agreements between the Company and the insurance carriers.

4.   FURNITURE AND EQUIPMENT

Furniture and equipment consist of the following:

                                                     2001         2000
                                                  ----------   ----------
     Furniture, fixtures and office equipment.... $  729,987   $  787,892
     Computer and networking equipment...........    805,178      638,974
     Leasehold improvements......................    184,732      173,082
                                                  ----------   ----------
                                                   1,719,897    1,599,948
     Accumulated depreciation....................   (881,455)    (916,781)
                                                  ----------   ----------
     Furniture and equipment, net................ $  838,442   $  683,167
                                                  ==========   ==========


5.   LEASES

The Company conducts operations from leased office facilities and leases certain office equipment under operating leases. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases. Future minimum payments, by year and in the aggregate, under noncancellable operating leases with initial or remaining terms of one year or more consisted of the following at December 31, 2001:

             Year ending December 31
                      2002                    $  297,785
                      2003                       301,646
                      2004                       296,703
                      2005                       305,604
                      2006                       314,772
                                              ----------
                                              $1,516,510
                                              ==========

6.   PURCHASED RIGHTS

On September 30, 1999, the Company purchased the renewal revenues from a brokerage firm for $391,000. On December 20, 1999, the Company purchased the renewal revenues of another brokerage firm for $6,600,000. These transactions grant the Company the rights to all revenues to which the previous firms were entitled to receive on life insurance sales made jointly with and administered by the Company. Purchased rights are presented in the accompanying balance sheets net of accumulated amortization of $932,134 and $466,067 at December 31, 2001 and 2000, respectively.

7.   BENEFIT PLANS

The Company sponsors a defined contribution money purchase benefit plan and related trust. The plan covers substantially all employees who meet certain age and length of service requirements. The Company's contribution is determined based on an employee's total compensation for the year and vests immediately.
The Company's contribution in 2001, 2000 and 1999 totaled $553,126, $445,805 and
$374,103, respectively.

8.   RELATED PARTY TRANSACTIONS

As of December 31, 2001 and 2000, the Company was due $45,868 and $32,502, respectively, from its members relating to expenses paid by the Company on their behalf. These amounts are included in accounts receivable.

                                       9


The Company's corporate member is an affiliate of life insurance carriers with which the Company does business. For the years ended December 31, 2001, 2000 and 1999, the Company received approximately $4.0 million, $7.8 million, and $3.5 million in revenues from the corporate member's affiliated carriers. At December
31, 2001 and 2000, the revenues receivable from the corporate member's affiliated carriers were not significant.

9.   CONCENTRATIONS OF CREDIT RISK

The accounts receivable balance at December 31, 2001 and 2000 consists of amounts owed to the Company by 19 carriers and 21 carriers, respectively. The four largest carriers represent 72% of the total balance at December 31, 2001, and 63% of the total balance at December 31, 2000, with no other carrier representing more than 10% of the total balance.

                                       10



                        LONG, MILLER & ASSOCIATES, L.L.C.
                                  BALANCE SHEET
                                   (UNAUDITED)
                        AS OF SEPTEMBER 30, 2002 AND 2001

                                                     SEPTEMBER 30,
                                                          2002
                                                     -------------
                                                         ASSETS
Current assets
Cash and cash equivalents..................             $ 3,228
Accounts and notes receivable--net.........               7,815
Other current assets.......................                 364
                                                        -------
                                                         11,407
                                                        -------

Intangible assets--net.....................               5,709
Present value of in force revenue..........               5,709
                                                        -------

Equipment and leasehold improvements--net..               1,137
                                                        -------
   Total assets............................             $18,253
                                                        =======

                                            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable...........................             $   231
Accrued liabilities........................               2,062
                                                        -------
                                                          2,293

Total Liabilities..........................               2,293
                                                        -------
Stockholders' equity
Preferred stock............................                  --
Common stock--issued and outstanding.......                  --
Paid in capital............................                  --
Retained earnings..........................              15,960
                                                        -------
                                                         15,960
                                                        -------
                                                        $18,253
                                                        =======


                                       11



                        LONG, MILLER & ASSOCIATES, L.L.C.
                               STATEMENT OF INCOME
                                   (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                           NINE MONTHS ENDED
                                                          SEPTEMBER 30, 2002
                                                          ------------------
Revenues
   Commissions and service fees........................         $47,079
                                                                -------
   Total revenue.......................................          47,079

Operating expenses
   Commission and fee expenses.........................          11,614
   General and administrative..........................           4,032
   Amortization of intangibles.........................             350
   Other operating expenses                                          --
                                                                -------
                                                                 15,996
                                                                -------

Operating income.......................................          31,083
Non-operating income
Interest
   Income..............................................              39
   Expenses............................................              --
                                                                -------
                                                                     39
                                                                -------

Income before taxes....................................          31,122
Income Taxes...........................................              --
                                                                -------
Net income, before cumulative effect of change in
   accounting principles, net of taxes.................         $31,122
Cumulative effect of change in accounting principles,
   net of tax..........................................              --
                                                                -------
Net income.............................................         $31,122
                                                                =======


                                       12


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following table sets forth unaudited pro forma financial information of the Company for the periods ended and as of the dates indicated. The unaudited pro forma financial information of the Company set forth below was derived from the audited and unaudited financial statements of Clark/Bardes, Inc. and Long, Miller & Associates, LLC.

The unaudited pro forma balance sheets have been prepared to give effect to the acquisition of Long, Miller & Associates, LLC as if such transaction had occurred as of the reporting period presented. The unaudited pro forma income statements have been prepared to give effect to the acquisition of Long, Miller
& Associates, LLC as if such transaction had occurred as of the beginning of each period presented. The unaudited pro forma financial information of the Company set forth below is based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial information of the Company set forth below does not purport to represent what the Company's financial position or results of operations actually would have been if the transactions had actually occurred as of such dates or what such results will be for any future periods.

Certain previously reported amounts have been reclassified to conform to the current period presentation.

                                       13


                        UNAUDITED PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                          (IN THOUSANDS EXCEPT SHARES)

                                                        LONG, MILLER &
                                         THE COMPANY   ASSOCIATES, LLC                                    THE COMPANY
                                         (HISTORICAL     (HISTORICAL                    ADJUSTMENTS        PRO FORMA
                                          12/31/01)       12/31/01)             #         DR/(CR)         AS ADJUSTED
                                        ------------  -----------------   -----------  -------------     -------------
                                          (audited)       (audited)                                         (audited)
                                                  ASSETS
Current assets
   Cash and cash equivalents........        $ 10,207         $ 6,409           1,2,5        $  3,263         $ 19,879
   Accounts and notes receivable--net         50,927          11,031                                           61,958
   Other current assets.............           2,384             786                                            3,170
   Deferred tax asset...............             690              --                                              690
                                            --------         -------                                         --------
      Total current assets..........          64,208          18,226                                           85,697
                                            --------         -------                                         --------
Intangible assets--net
   Present value of in force revenue          82,097           6,059               3         384,004          472,160
   Goodwill.........................         104,914              --                                          104,914
   Non competition agreements.......             717              --                                              717
                                            --------         -------                                         --------
                                             187,728           6,059                                          577,791
                                            --------         -------                                         --------
Equipment and leasehold
   improvements--net.................         11,005             838                                           11,843
Other assets........................           6,990              --             2,5           5,055           12,045
                                            --------         -------                                         --------
      Total assets..................        $269,931         $25,123                                         $687,376
                                            ========         =======                                         ========

                                                            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable.................        $  4,767         $   895                                         $  5,662
   Income Taxes.....................           3,451              --                                            3,451
   Accrued liabilities..............          46,086           4,069                                           50,155
   Deferred income..................             520              --                                              520
   Interest rate swap payable.......           2,043              --                                            2,043
   Debt maturing within one year--
     line of credit.................           1,046              --               4         (10,000)          11,046
   Debt maturing within one year--
     bond...........................              --              --               4         (13,361)          13,361

                                            --------         -------                                         --------
      Total current liabilities.....          57,913           4,964                                           86,238
                                            --------         -------                                         --------

Deferred tax liability..............           7,146              --                                            7,146
Deferred compensation...............           2,601              --                                            2,601
Long term debt--line of credit.......          6,079              --               4         (77,481)          83,560
Long term debt--bonds................             --              --               4        (291,639)         291,639
                                            --------         -------                                         --------
      Total Liabilities.............          73,739           4,964                                          471,184
                                            --------         -------                                         --------
Stockholders' equity
   Preferred stock..................              --                                                               --
   Common stock--issued and
      outstanding...................             165                               1             (12)             177
      December 31, 2001 = 16,524,070                                                                               --
      Pro forma = 17,720,958........                                                                               --
   Paid in capital..................         156,394                               1         (19,988)         176,382
   Retained earnings................          39,633          20,159             1,3          20,159           39,633
                                            --------         -------                                         --------
      Total stockholders' equity....         196,192          20,159                                          216,192
                                            --------         -------                                         --------
      Total liabilities and
        stockholders' equity........        $269,931         $25,123                                         $687,376
                                            ========         =======                                         ========

EXPLANATION OF PRO FORMA ADJUSTMENTS
DECEMBER 31, 2001
(IN THOUSANDS EXCEPT SHARES)

Note:  Purchase price allocation is preliminary and subject to valuation.

1. Total purchase price
       Cash paid to sellers.........................................  $383,427
       Common stock issued to sellers (1,196,888 shares at $16.71)..    20,000
                                                                      --------
                                                                       403,427
       Acquisition expenses.........................................       736
       Liabilities assumed..........................................     4,964
                                                                      --------
       Total purchase price.........................................   409,127
                                                                      ========
2. Source of funds
       Securitized borrowings collateralized by future
          commissions...............................................  $305,000
       Borrowing under secured line of credit.......................    87,481
                                                                      --------
                                                                       392,481
   Less:
       Placement fees...............................................    (4,026)
       Transaction and legal fees...................................      (337)
       Required reserve (required per bond
         securitization)............................................    (4,691)
                                                                      --------
   Cash paid to sellers.............................................  $383,427
                                                                      ========
3. Allocation of purchase price
       Total purchase price.........................................  $409,127
       Assets acquired..............................................    25,123
                                                                      --------
                                                                       384,004
   Present value of renewal commissions.............................   384,004

4. Classification of debt
       Current portion of long term debt............................  $ 23,361
       Long term debt...............................................   369,120
                                                                      --------
       Total debt...................................................  $392,481
                                                                      ========

5. Capitalizable costs related to securitization entity.............   $   692

UNAUDITED PRO FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(IN THOUSANDS EXCEPT SHARES)

                                                        LONG, MILLER &
                                         THE COMPANY   ASSOCIATES, LLC                                    THE COMPANY
                                         (HISTORICAL     (HISTORICAL                    ADJUSTMENTS        PRO FORMA
                                          12/31/01)       12/31/01)            #          DR/(CR)         AS ADJUSTED
                                        ------------  -----------------   -----------  -------------     -------------
                                          (audited)       (audited)                                         (audited)
Revenues
   Commissions and service fees.....        $231,285         $65,831                                         $297,116
   Reimbursements...................           4,848              --                                            4,848
   Other............................             751              --                                              751
                                            --------         -------                                         --------
      Total revenue.................         236,884          65,831                                          302,715

Operating expenses
   Commission and fee expenses......          84,002          18,012                                          102,014
   Reimbursable expenses............           4,848              --                                            4,848
   General and administrative.......         102,853           5,678                                          108,531
   Amortization of intangibles......          11,560             466           4          13,234               25,260
   Other operating expenses.........           2,070              --                                            2,070
                                            --------         -------                                         --------
                                             205,333          24,156                                          242,723
                                            --------         -------                                         --------

Operating income....................          31,551          41,675                                           59,992
Non-operating income................             354              --                                              354
Interest
   Income...........................             551             171                                              722
   Expenses.........................          (5,738)             --         1,2         (21,285)             (27,023)
   Interest rate swap settlement....          (1,981)             --                                           (1,981)
                                            --------         -------                                         --------
                                              (7,168)            171                                          (28,282)
                                            --------         -------                                         --------

Income before taxes.................          24,737          41,846                                           32,064
Income Taxes........................           8,725              --           3           2,594               11,319
                                            --------         -------                                         --------
Net income..........................        $ 16,012         $41,846                                         $ 20,745
                                            ========         =======                                         ========

Net income per share:
   Basic............................        $   1.22                                                         $   1.44
                                            ========                                                         ========
   Diluted..........................        $   1.18                                                         $   1.40
                                            ========                                                         ========

EXPLANATION OF PRO FORMA ADJUSTMENTS
DECEMBER 31, 2001
(IN THOUSANDS EXCEPT SHARES)

1. Interest
       Bonds (based upon rates of bonds)....................           $ 18,052
       Line of credit (based upon current borrowing
          rate).............................................              2,980
                                                                       --------
                                                                       $ 21,032

2. Amortization of securitization costs
       Total costs..........................................           $  5,055
       Amortization period (based upon duration of bonds)...           20 years
                                                                       --------
       Annual amortization..................................           $    253
                                                                       ========

3. Amortization of inforce revenue (expected average
       policy duration of 30 years).........................            $ 13,234

4. Income taxes at 35.3% (effective tax rate)
       Pro forma income.....................................           $ 32,064
       Tax rate.............................................              0.353
                                                                       --------
       Total pro forma income taxes.........................           $ 11,319
                                                                       ========

5. Net income per share



                                   BASIC               DILUTED
                                ----------           ----------
   Weighted average shares      13,162,899           13,575,830
   Shares issued                 1,196,888            1,196,888
                                ----------           ----------
   Pro forma                    14,359,787           14,772,718
                                ==========           ==========

UNAUDITED PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2002
(IN THOUSANDS EXCEPT SHARES)

                                                        LONG, MILLER &
                                         THE COMPANY   ASSOCIATES, LLC                                    THE COMPANY
                                         (HISTORICAL     (HISTORICAL                    ADJUSTMENTS        PRO FORMA
                                           9/30/02)        9/30/02)            #          DR/(CR)         AS ADJUSTED
                                        ------------  -----------------   -----------  -------------     -------------
                                                   ASSETS
Current assets
   Cash and cash equivalents........        $ 14,517         $ 3,228            2          $  4,691          $ 22,436
   Accounts and notes receivable--net         35,919           7,815                                           43,734
   Other current assets.............           3,248             364                                            3,612
   Deferred tax asset...............           1,513              --                                            1,513
                                            --------         -------                                         --------
      Total current assets..........          55,197         $11,407                                           71,295
                                            --------         -------                                         --------

Intangible assets--net
   Present value of in force revenue          82,861           5,709            3           388,203           476,773
   Goodwill.........................         112,304              --            3              (736)          111,568
   Non competition agreements.......           3,048              --                                            3,048
                                            --------         -------                                         --------
                                             198,213           5,709                                          591,389
                                            --------         -------                                         --------

Equipment and leasehold
   improvements--net.................         13,358           1,137                                           14,495
Other assets........................          14,951              --            2             4,363            19,314
                                            --------         -------                                         --------
      Total assets..................        $281,719         $18,253                                         $626,493
                                            ========         =======                                         ========

                                                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable.................        $  5,109        $    231                                         $  5,340
   Accrued liabilities..............          27,289           2,062                                           29,351
   Deferred income..................           2,348              --                                            2,348
   Debt maturing within one year--
     line of credit.................           3,376              --            4           (10,000)           13,376
   Debt maturing within one year--
     bonds..........................              --              --            4           (13,361)           13,361
                                            --------         -------                                         --------
      Total current liabilities.....          38,122           2,293                                           63,776
                                            --------         -------                                         --------

Deferred tax liability..............           7,126              --                                            7,126
Deferred compensation...............           3,982              --                                            3,982
Long term debt--line of credit                17,974              --            4           (77,481)           95,455
Long term debt--bonds................             --                            4          (291,639)          291,639
Other non-current liabilities.......           2,625              --                                            2,625
                                            --------         -------                                         --------
      Total liabilities.............          69,829           2,293                                          464,603
                                            --------         -------                                         --------

Stockholders' equity
   Preferred stock..................              --              --                                               --
   Common stock--issued and
      outstanding...................             169              --            1               (12)              181
      September 30, 2002 = 16,849,430                                                                              --
      Pro forma = 18,046,318........                                                                               --
   Paid in capital..................         163,990              --            1           (19,988)          183,978
   Retained earnings................          47,731          15,960          1,3            15,960            47,731
                                            --------         -------                                         --------
      Total stockholders' equity....         211,890          15,960                                          231,890
                                            --------         -------                                         --------
      Total liabilities and
        stockholders' equity........        $281,719         $18,253                                         $696,493
                                            ========         =======                                         ========


EXPLANATION OF PRO FORMA ADJUSTMENTS
SEPTEMBER 30, 2002
(IN THOUSANDS EXCEPT SHARES)

Note:  Purchase price allocation is preliminary and subject to valuation.

1. Total purchase price
       Cash paid to sellers.........................................   $383,427
       Common stock issued to sellers (1,196,888 shares at $16.71)..     20,000
                                                                       --------
                                                                        403,427
       Acquisition expenses.........................................        736
       Liabilities assumed..........................................      2,293
                                                                       --------
       Total purchase price.........................................   $406,456
                                                                       ========

2. Source of funds
       Securitized borrowings collateralized by future
          commissions...............................................   $305,000
       Borrowing under secured line of credit.......................     87,481
                                                                       --------
                                                                        392,481
   Less:
       Placement fees...............................................     (4,026)
       Transaction and legal fees...................................       (337)
       Required reserve (required per bond
         securitization)............................................     (4,691)
                                                                       --------
   Cash paid to sellers.............................................   $383,427
                                                                       ========

3. Allocation of purchase price
       Total purchase price.........................................   $406,456
       Assets acquired..............................................     18,253
                                                                       --------
                                                                        388,203

       Present value of renewal commissions.........................   $388,203

  ($736 already included in September 30, 2002 Clark/Bardes, Inc. balance sheet)

4. Classification of debt
       Current portion of long term debt............................   $ 23,361
       Long term debt...............................................    369,120
                                                                       --------
       Total debt...................................................   $392,481
                                                                       ========

UNAUDITED PRO FORMA STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(IN THOUSANDS EXCEPT SHARES)

                                                        LONG, MILLER &
                                         THE COMPANY   ASSOCIATES, LLC                                    THE COMPANY
                                         (HISTORICAL     (HISTORICAL                    ADJUSTMENTS        PRO FORMA
                                           9/30/02)        9/30/02)            #          DR/(CR)         AS ADJUSTED
                                        ------------  -----------------   -----------  -------------     -------------
Revenues
   Commissions and service fees.....      $159,146          $47,079                                      $206,225
   Consulting fees..................        22,156               --                                        22,156
   Reimbursements...................         3,440               --                                         3,440
                                          --------          -------                                      --------
      Total revenue.................       184,742           47,079                                       231,821

Operating expenses
   Commission and fee expenses......        59,208           11,614                                        70,822
   Reimbursable expenses............         3,440               --                                         3,440
   General and administrative.......       100,195            4,032                                       104,227
   Amortization of intangibles......         6,091              350            4             9,925         16,366
                                          --------          -------                                      --------
                                           168,934           15,996                                       194,855
                                          --------          -------                                      --------

Operating income....................        15,808           31,083                                        36,966
Non-operating income................           192                                                            192
Interest
   Income...........................           266               39                                           305
   Expenses.........................        (1,429)              --          1,2           (15,964)       (17,393)
                                          --------          -------                                      --------
                                            (1,163)              39                                       (17,088)
                                          --------          -------                                      --------

Income before taxes.................        14,837           31,122                                        20,070
Income Taxes........................         6,217               --            3             2,192          8,409
                                          --------          -------                                      --------
Net income, before cumulative
   effect of change in accounting
   principles, net of taxes.........         8,620          $31,122                                      $ 11,661
Cumulative effect of change in
   accounting principles, net of tax           523               --                                           523
                                          --------          -------                                      --------
Net income..........................      $  8,097          $31,122                                      $ 11,139
                                          ========          =======                                      ========

Basic Earnings per Common Share,
   before cumulative effect of
   change in accounting principles,
   net of taxes.....................      $   0.51                                                       $   0.65
Cumulative effect of change in
   accounting principles............          0.03                                                           0.03
                                          --------                                                       --------
Basic Earnings per Common Share.....      $   0.48                                                       $   0.62
                                          ========                                                       ========

Diluted Earnings per Common Share,
   before cumulative effect of
   change in accounting principles,
   net of taxes.....................      $   0.50                                                       $   0.63
Cumulative effect of change in
   accounting principles............          0.03                                                           0.03
                                          --------                                                       --------
Diluted Earnings per Common Share...      $   0.47                                                       $   0.60
                                          ========                                                       ========

EXPLANATION OF PRO FORMA ADJUSTMENTS
SEPTEMBER 30, 2002
(IN THOUSANDS EXCEPT SHARES)

1. Interest on nine months of borrowings
       Bonds (based upon rates of bonds)....................           $ 13,539
       Line of credit (based upon current borrowing rate)...              2,235
                                                                       --------
                                                                       $ 15,774

2. Amortization of securitization costs
       Total costs..........................................           $  5,055
       Amortization period (based upon duration of bonds)...           20 years
                                                                       --------
       Annual amortization..................................           $    253
                                                                       ========
       9 months of amortization                                        $    190
                                                                       ========

3. Nine months of amortization of inforce revenue
       (expected average policy duration of 30 years).......           $  9,925

4. Income taxes at 41.9% (effective tax rate)
       Pro forma income.....................................           $ 20,070
       Tax rate.............................................              0.419
                                                                       --------
       Total pro forma income taxes.........................           $  8,409
                                                                       ========

5. Net income per share

                                         BASIC               DILUTED
                                      ----------           ----------
   Weighted average shares            16,753,347           17,289,298
   Shares issued                       1,196,888            1,196,888
                                      ----------           ----------
   Pro forma                          17,950,235           18,486,186
                                      ==========           ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               CLARK/BARDES, INC.
                                               (Registrant)


Date:  January 29, 2003                        By:  /s/ Thomas M. Pyra
                                                    ----------------------------
                                                    Thomas M. Pyra
                                                    Chief Financial Officer and
                                                      Chief Operating Officer